COLLABORATION INVENTORIES, NET	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
COLLABORATION INVENTORIES, NET	COLLABORATION INVENTORIES, NET

	December 31, 2024	December 31, 2023
	US$’000	US$’000

Raw materials	17,454	13,155
Work-in-process	4,440	2,990
Finished goods	2,009	3,288
Total collaboration inventories, net	23,903	19,433

The Company's reserve for inventory was $21.7 million as of December 31, 2024 and $8.9 million as of December 31, 2023. The Company’s reserve for inventory as of December 31, 2024 was primarily related to certain batches or units of product that did not meet quality specifications, and expired materials. The inventory reserve was included in the collaboration cost of sales.